FEDERAL HOME LOAN BANK OF SEATTLE
                               Seattle, Washington

                   PLEDGE, SECURITY AND SAFEKEEPING AGREEMENT

                               September 30, 1997
                               ------------------


         This Agreement is made as of the above date between CENTENNIAL BANK OF EUGENE, OREGON ("Institution") and the FEDERAL HOME LOAN BANK OF SEATTLE ("Bank").

                                    Recitals
                                    --------

     A. The Institution has received funds under Repurchase Agreements from designated customers ("Depositors").

     B. The Institution has agreed with the Depositors to collateralize those funds by creating a security interest in the collateral ("Collateral") pledged by the Institution to the Depositors for that purpose.

     C. The Bank is willing to safekeep such collateral as the security agent ("Custodian") for the Depositors on the terms and conditions set forth herein.

                                   Agreements
                                   ----------

     1. The Collateral used for the purposes of this Agreement hereby is pledged by the Institution to the Depositors to secure funds deposited by the Depositors with the Institution. The Depositors are granted a primary security interest therein and they are third party beneficiaries of this Agreement.

     2. The Collateral secures the performance by the Institution of the Repurchase Agreements as the interests of the Depositors from time to time may appear. Acknowledgement of such interest can be obtained from the Bank upon request by a Depositor.

     3. The Institution shall furnish information at least once a month to the Bank, or more often if requested, as to the interest in the Collateral securing each designated Depositor, which information shall include the repurchase price and the securities pledged hereunder. The percentage security interest of each Depositor shall be the total repurchase price of that Depositor's Repurchase Agreement(s) divided by the purchase price paid by the Institution for the Collateral.

     4. Unless and until a Claim (as subsequently defined) is made by one or more Depositors, all interest, principal, dividends and/or other payments relating to the Collateral shall be for the account of the Institution, it being understood that principal or similar distributions will be replaced by other Collateral of equal or greater par or face value if needed.

     5. In the event the Institution so requests, the Bank shall release to the Institution any of the Collateral upon receipt in substitution of other Collateral of which the par or face value is at least equal to the par or face value of the Collateral released. The Institution hereby warrants to the Bank and to the Depositors that all Collateral, initially or in substitution, will be eligible as to type, quality and sufficiency, and will comply in all respects with applicable law and the terms of this Agreement. The Bank shall have no responsibility for determining such eligibility or adequacy. It expressly is understood that no Collateral will be released by the Bank to the Institution except (i) on written authorization received from all the Depositors, or (ii) on receipt in substitution of other Collateral at least equal in par or face value, or (iii) for the purpose of reducing excess Collateral (or all of it if there are no outstanding Repurchase Agreements) upon written request by the Institution (the Bank can rely upon such a written request without reservation).

     6. All charges for the handling and safekeeping of Collateral shall be paid by the Institution.

     7. As between the Institution and the Bank, the safekeeping of the Collateral is subject to the terms and conditions of the Bank's "Securities Services Agreement" (Form 8A [Rev. Nov. 1996]), including (but not by way of limitation) Section 7.6 thereof which provides as follows: "Under the provisions of various documents now or hereafter in force between Bank and Institution, the collateral that may be pledged to a third party . . . will have been assigned previously by Institution to Bank as security for any and all of Institution's obligations to Bank. It expressly is understood that Bank's security interest in such collateral will continue despite the creation of a primary security interest therein in favor of such third party, but the Bank's security interest will be subordinate to that of such third party. Under those circumstances, the Bank will hold such collateral both (i) on behalf of the third party as the primarily secured party under all the terms, conditions and provisions of the Tri-Party Agreement, and (ii) also on its own behalf as the secondarily secured party."

     8. In the event the Institution defaults on its obligations to one or more Depositors under one or more Repurchase Agreements secured by the Collateral, such Depositor(s) can give written notice to the Bank and the Institution of the dollar amount claimed ("Claim"). If within 15 days after such notice (i) the Institution does not cure the default(s) or (ii) the Institution delivers to the Bank a sworn affidavit disputing the Claim, the Bank shall bring an interpleader action joining such Depositor(s) and the Institution and thereby interplead an amount of Collateral having a market value equal to the Claim. The disposition or other use of that part of the Collateral shall be determined by the Court as provided by law.

     9. Bank is authorized and directed to accept and to rely upon the information to be provided by Institution pursuant to this Agreement. The Institution warrants that all such information will be accurate and complete.

     10. Unless terminated, this Agreement shall continue to be effective whenever Collateral is in safekeeping with the Bank. The Institution or the Bank, upon not less than 15 days prior notice to the other, may elect to terminate the Bank's duties hereunder. The Institution agrees, by such 15th day, to find a successor to replace the Bank. Upon appointment by the Institution of a successor, the Bank, without any recourse against it, shall transfer to such successor all Collateral. If no successor is designated within the 15 days, the Bank may appoint the successor. Upon transfer by the Bank of the Collateral, it shall be relieved and released of all duties and liability hereunder.

11. The Bank makes no representations or warranties of any kind with respect to the safekeeping to be provided hereunder, except as specifically set forth herein. The Bank shall not be liable for any loss or damage resulting from any action or inaction by it under this Agreement in the absence of a showing of gross negligence or willful misconduct. The Institution shall defend, indemnify and hold harmless the Bank, and its directors, officers, employees, agents and subagents, from and against any and all claims, losses, liabilities, obligations, damages, costs and/or expenses (including, without limitation, attorney fees both in connection with this indemnification and in the enforcement thereof) that the Bank or such other parties may at any time sustain or incur in connection with or arising out of this Agreement and the safekeeping provided hereunder, except upon a showing of gross negligence or willful misconduct. In no event shall the Bank be liable to the Institution or to the Depositors for any special, consequential, incidental or punitive damages.

Executed as of the date first appearing above.

FEDERAL HOME LOAN BANK OF SEATTLE

By       /s/ Rebecca Paul
  ---------------------------
         (Authorized Officer)

Its      AVP Manager
   --------------------------
         (Title)

                                                Centennial Bank
                                             -----------------------------------
                                                        (Institution)

                                             By       /s/ Eric Hardin
                                               ---------------------------------
                                                      (Authorized Officer)

                                             Its      Executive Vice President
                                                --------------------------------
                                                           (Title)

                                             By       /s/ Michael Nysingh
                                               ---------------------------------
                                                     (Authorized Officer)

                                             Its    Sr. Vice President & Cashier
                                                --------------------------------
                                                           (Title)


Form 11 (Rev. April 1990)


                                       3